POWER OF ATTORNEY
Know all by these presents, that the undersigned
hereby constitutes and appoints
Susan K. Conner, signing singly, the
undersigned's true and lawful attorney-in-fact to:
(1) execute for and on behalf of the
undersigned, in the undersigned's
capacity as an officer and/or director of
Zix Corporation (the "Company"), Forms 3, 4, and 5
in accordance with Section 16(a) of the Securities
Exchange Act of 1934 and the rules thereunder;
(2) do and perform any and all acts for and
on behalf of the undersigned which may be
necessary or desirable to complete and
 execute any such Form 3, 4, or 5 and
timely file such form with the United
States Securities and Exchange
Commission and any stock exchange
 or similar authority; and
(3) take any other action of
(4)  any type whatsoever in connection with
the foregoing which, in the opinion of such
attorney-in-fact, may be of benefit to, in the
 best interest of, or legally required by the
undersigned, it being understood that the documents
executed by such attorney-in-fact on behalf of
the undersigned pursuant to this Power of
Attorney shall be in such form and shall
contain such terms and conditions as such
attorney-in fact may approve in such
attorney-in-fact's discretion.
The undersigned hereby grants to each
 such attorney-in-fact full power and
authority to do and perform any and
 every act and thing whatsoever requisite,
 necessary, or proper to be done in the
exercise of any of the rights and powers
herein granted, as fully to all intents
and purposes as the undersigned might or
could do if personally present, with full
 power of substitution or revocation,
 hereby ratifying and confirming all
that such attorney-in-fact, or such
attorney-in-fact's substitute or
substitutes, shall lawfully do or
cause to be done by virtue of this
power of attorney and the rights and
powers herein granted.  The undersigned
acknowledges that the foregoing attorneys-in-fact,
 in serving in such capacity at the request
of the undersigned, are not assuming, nor is
the Company assuming, any of the undersigned's
responsibilities to comply with Section 16
 of the Securities Exchange Act of 1934.
      This Power of Attorney shall remain
in full force and effect until the undersigned
is no longer required to file Forms 3, 4, and 5,
 with respect to the undersigned's holdings of
and transactions in securities issued by the Company,
 unless earlier revoked by the undersigned in a
 signed writing delivered to the foregoing
IN WITNESS WHEREOF, the undersigned has caused
this Power of Attorney to be executed as of this 3rd day of August 2009.
/s/ David Cook
Print Name: David Cook
000151.00035:768293.01